Minimum Offering of 166,667 Shares
Maximum Offering of 100,000,000 Shares
Priority Senior Secured Income Fund, Inc.
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Prospectus Supplement No. 9 dated July 7, 2014
to
Prospectus dated May 9, 2013
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This Prospectus Supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Senior Secured Income Fund, Inc. (the “Company”) dated May 9, 2013 (the “Prospectus”), as amended or supplemented.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

On July 7, 2014, our board of directors declared a special distribution to stockholders in the amount of $0.1125 per share to be paid on September 29, 2014 to stockholders of record as of September 26, 2014.